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                                                             EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-98690 of Oakley, Inc. on Form S-8 of our report dated February 5, 1997, appearing in this Annual Report on Form 10-K of Oakley, Inc. for the year ended December 31, 1996.


Deloitte & Touche LLP
Costa Mesa, California
March 27, 1997